April 1, 2013

Multiband Corporation

5605 Green Circle Drive

Minnetonka, MN 55343

Attention: Mr. James Mandel, CEO

Re: Commitment Letter

Dear Mr. Mandel:

Multiband Corporation (“Multiband” and, together with its domestic wholly-owned subsidiaries, the “Borrower”) has advised Fifth Third Bank, an Ohio banking corporation (“FTB”), that Multiband or one of its wholly-owned subsidiaries proposes to acquire all of the outstanding equity interests of MDU Communications International, Inc. (“Target”) for aggregate cash consideration not to exceed $28,000,000 (the “Acquisition”). Borrower has requested that FTB agree to structure, arrange, and syndicate senior secured credit facilities (the “Facilities”) in an aggregate principal amount of up to $55,000,000 to the Borrower to (i) fund in part the Acquisition, (ii) pay fees and expenses in connection with the Acquisition, such financing and the initial borrowings under the Facilities and (iii) fund ongoing working capital requirements of the Borrower.

FTB is pleased to provide you with (a) this Commitment Letter and the Confidential Summary of Indicative Terms and Conditions (the “Summary of Terms”; capitalized terms used but not defined herein are used with the meanings assigned to them in the Summary of Terms to the extent that the same are defined therein) attached hereto which, together with the Fee Letter (as hereinafter defined), establish the terms and conditions under which it will act as arranger (in such capacity, the “Arranger”) and administrative agent (in such capacity, the “Agent”) for the financial institutions and other investors who commit to lend under the Facilities (collectively, including FTB, the “Lenders”), (b) a financing commitment for up to $25,000,000 of the Facilities and (c) a commitment to use commercially reasonable efforts to assemble a syndicate of financial institutions in consultation with Borrower to provide the balance of the necessary commitments for the Facilities, all on, and subject to, the terms and conditions set forth in this Commitment Letter, the Summary of Terms and the Fee Letter (as defined below). You authorize FTB and its affiliates to commence syndication efforts immediately and agree to actively assist FTB in achieving a syndication that is satisfactory to FTB and you. FTB reserves the right to allocate the commitments offered by the Lenders.

Multiband Corporation

April 1, 2013

Page -2-

You hereby represent and covenant that (a) all information (other than projections) that has been or will be made available to FTB by you or any of your representatives regarding the Borrower or Target is or will be complete and correct in all material respects and does not or will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) all projections that have been or will be made available to FTB by you or any of your representatives have been or will be prepared in good faith based upon assumptions you believe to be reasonable (it being understood that projections are subject to uncertainties and contingencies, many of which are beyond your control, and that no assurance can be given that such projections will be realized). You understand that in arranging and syndicating the Facilities, we may use and rely on the information and projections without independent verification thereof.

Upon acceptance of the Commitment, Agent will initiate discussions with potential Lenders relating to syndication of the Facilities. Borrower will agree to a syndication timetable that allows for the primary syndication of the Facilities prior to closing. Agent will syndicate the Facilities with the assistance of Borrower and management, such assistance to include, without limitation (a) prompt assistance in preparation of an information memorandum and verification of completeness and accuracy of information contained therein, (b) preparation of other materials and projections by Borrower and its advisors taking into account the proposed Facilities and related transactions, (c) providing Agent with all information reasonably deemed necessary by Agent to successfully complete syndication, (d) confirmation as to accuracy and completeness of such materials, information and projections, (e) participation of Borrower’s senior management in meetings and conference calls with potential Lenders at such times and places as Agent may reasonably request and (f) using best efforts to ensure that Agent's syndication efforts benefit from Borrower’s existing banking relationships.

Please note that the terms and conditions of the Facilities are not limited to those set forth herein or in the Summary of Terms. Those matters that are not covered or made clear herein or in the Summary of Terms are subject to mutual agreement of the parties.

The commitment of FTB hereunder for the Facilities is subject to (a) satisfactory completion by FTB and its counsel of (and continuing satisfaction with) background checks on the Borrower and Target, (b) the terms and conditions set forth elsewhere herein, in the Fee Letter and the Summary of Terms, (c) the negotiation, execution and delivery of definitive documentation for the Facilities in accordance with, and subject to, the terms and conditions set forth in this Commitment Letter, the Summary of Terms and the Fee Letter and otherwise reasonably satisfactory to FTB, (d) the Agent having received satisfactory commitments from Lenders (including the commitment of FTB) equaling or exceeding the aggregate amount of the Facilities and (e) the condition of there not having occurred and being continuing a material disruption or material adverse change in the financial, banking or capital markets generally affecting credit facilities similar to the Facilities which, in FTB’s judgment, could reasonably be expected to materially impair the syndication of the Facilities.

Concurrently herewith the Agent and you are entering into that certain Fee Letter dated the date hereof and delivered herewith (the “Fee Letter”), which provides for certain fees, terms and conditions, and is incorporated herein by reference and made a part hereof.

Multiband Corporation

April 1, 2013

Page -3-

Without duplication of the reimbursement obligations set forth in the Fee Letter, you agree to indemnify and hold harmless the Arranger, the Agent, the Lenders, their affiliates and their respective officers, employees, agents and directors (each an “Indemnified Party”) against any and all losses, claims, damages, costs and expenses or liabilities of any and every kind whenever arising (collectively, the “Indemnified Obligations”) to which an Indemnified Party may become subject at any time, that arise out of, in any way relate to, or result from a claim in respect of the financings contemplated by this Commitment Letter, the Summary of Terms or the Fee Letter, or the transactions that are the subject of, or related to, this Commitment Letter, the Summary of Terms or the Fee Letter, including, without limitation, expenses incurred in connection with investigating or defending against any liability or action (whether or not such Indemnified Party is a party to such action or other proceedings), except that you shall not be liable for any Indemnified Obligations of any Indemnified Party to the extent any such loss, claim, damage, cost, expense or liability is found in a final judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of such Indemnified Party. Notwithstanding the foregoing, no party hereto shall be liable for any indirect, special, consequential or punitive damages in connection with the foregoing, the Facilities, its activities relating thereto or any other matter. The Borrower’s obligations under this paragraph shall expire upon the execution and delivery by the Borrower of definitive loan documentation and the making of the initial loans under the Facilities, but otherwise will survive the termination of this Commitment Letter.

By your acceptance of this Commitment Letter, you agree to pay all reasonable costs and expenses incurred by FTB in connection with due diligence and analysis, examination (including any field exam performed by FTB or its agents) and appraisals, environmental analysis, and the documentation, negotiation and closing of the Facilities, including without limitation per diem charges of auditors, appraisers and consultants, legal fees and expenses and other out-of-pocket expenses incurred by FTB, whether or not FTB closes the proposed Facilities. The Borrower’s obligations under this paragraph shall expire upon the execution and delivery by the Borrower of definitive loan documentation and the making of the initial loans under the Facilities, but otherwise will survive the termination of this Commitment Letter.

This Commitment Letter, the Summary of Terms and the Fee Letter and the contents hereof and thereof are confidential and shall not be disclosed in whole or in part to any person or entity without the Arranger's and the Agent's prior written consent, except for disclosure on a confidential, need to know basis (a) to the Borrower’s affiliates and its and their equityholders, officers, directors, employees, accountants, attorneys and other professional advisors (other than commercial lenders), and (b) to any person or entity if you believe in your reasonable discretion that you are compelled to disclose such information to comply with any applicable law, rule or regulation or in response to a subpoena, order or other legal process or investigative demand, whether issued by a court, judicial or administrative or legislative body or committee or other governmental authority. This Commitment Letter shall not be assignable by the Borrower without the prior written consent of FTB (and any purported assignment without such consent shall be null and void). This Commitment Letter is solely for the benefit of the parties hereto and does not confer any benefits upon, or create any rights in favor of, any other person or entity, and no other person or entity may rely on the Commitment Letter or the commitment set forth herein.

Multiband Corporation

April 1, 2013

Page -4-

The Arranger and Agent shall keep all material, non-public information regarding the Borrower, any of its subsidiaries, their operations, their assets and any existing and contemplated business plans confidential and shall not disclose such information to any person or entity who is not a party to this Commitment Letter; provided, however, that the Arranger and the Agent may communicate such information (i) to any other person or entity in accordance with the customary practices of commercial banks relating to routine trade inquiries, (ii) to any regulatory authority having jurisdiction over the Arranger and the Agent, (iii) to any other person or entity in connection with syndication of the Facilities, subject to such person's or entity's agreement to abide by the confidentiality provisions of this paragraph, (iv) to any other person or entity in connection with the exercise of the Arranger's or the Agent's rights hereunder or under the Fee Letter or the Summary of Terms, (v) to any person or entity in any litigation in which the Arranger or the Agent is a party, or (vi) to any person or entity if the Arranger or the Agent believes in its reasonable discretion that it is compelled to disclose such information to comply with any applicable law, rule or regulation or in response to a subpoena, order or other legal process or investigative demand, whether issued by a court, judicial or administrative or legislative body or committee or other governmental authority. Notwithstanding the foregoing, information shall not be deemed to be confidential to the extent such information (x) is available in the public domain or becomes available in the public domain, in either case, other than as a result of unauthorized disclosure by the Arranger or the Agent or any of their respective affiliates or agents, or (y) is acquired from a person or entity not known by the Arranger or the Agent to be in breach of an obligation of confidentiality to the Borrower.

Effective upon your agreement to and acceptance of this Commitment Letter and continuing through the expiration of this Commitment Letter, you will not (nor will any of your subsidiaries) solicit, initiate, entertain or permit, or enter into any discussions with any other bank, investment bank, financial institution, person or entity (other than your professional advisors) in respect of any structuring, arranging, underwriting, offering, placing, or syndicating of all or any portion of the Facilities or any other senior credit financing similar to, or as a replacement of, all or any portion of the Facilities.

The Agent hereby notifies you that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the "Act"), the Agent is required to obtain, verify and record information that identifies the Borrower and its subsidiaries, which information includes the Borrower's and such subsidiaries' names and addresses and other information that will allow the Agent to identify the Borrower and such subsidiaries in accordance with the Act.

You acknowledge that the Fee Letter, this Commitment Letter and the Summary of Terms are the only agreements among the Arranger, the Agent and the Borrower with respect to the Facilities and, together set forth the entire understanding of the parties with respect to the Facilities and supersede all prior discussions, writings, indications of interest and proposals with respect to the Facilities previously delivered to you or your affiliates by FTB or any of its affiliates. Only a writing signed by the Arranger, the Agent and the Borrower may amend the Fee Letter, this Commitment Letter and the Summary of Terms. The Fee Letter, this Commitment Letter and the Summary of Terms shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the conflict of laws principles thereof. The Arranger, the Agent and you hereby irrevocably waive any and all rights to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Commitment Letter, the Summary of Terms, the Fee Letter, the transactions contemplated hereby or thereby, and the actions of the Arranger and the Agent in connection with negotiation, performance or enforcement hereof or thereof.

Multiband Corporation

April 1, 2013

Page -5-

This Commitment Letter shall terminate, and none of the Agent, the Arranger or any Lender shall have any obligation to extend any portion of the Facilities if (a) the Arranger and the Agent have not received remaining portion of the Deposit as directed by FTB, the accepted copy of this Commitment Letter and the Fee Letter and the commitment fee described in the Fee Letter on or before 1:00 p.m. (Chicago time) on April 3, 2013 (this Commitment Letter shall be deemed to have been rejected in the event that you purport to accept it subject to any change in its terms, the terms in the Fee Letter or those terms set forth in the Summary of Terms), (b) the Facilities do not close by May 31, 2013, (c) the Agent, the Arranger or any Lender does not receive any fees or other amounts payable to it as required by the terms of this Commitment Letter, the Summary of Terms or the Fee Letter when such fees are due or (d) the Borrower advises FTB in writing that it is no longer pursuing the Acquisition (in which event this Commitment Letter shall terminate on the date of such notification). In addition, if you, acting in good faith, and the Lenders fail to reach agreement on any of the material terms, conditions or provisions, taken as a whole, to be contained in the definitive loan documentation for the Facilities, then you shall be entitled to terminate this Commitment Letter by written notice to FTB. Termination or expiration of this commitment shall not affect your obligations hereunder, including as to any fees, costs, expenses or other indemnities provided for herein or in any other agreements entered into between you and FTB (subject to the provisions of the Fee Letter that, pursuant to the express terms of the Fee Letter, automatically terminate upon the termination or expiration of this Commitment Letter).

[signature page follows]

This Commitment Letter may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed signature page to this Commitment Letter by facsimile, email or similar electronic transmission (including portable document format (.pdf)) shall be as effective as delivery of a manually executed counterpart hereof and shall be fully admissible in any enforcement proceedings regarding this Commitment Letter.

Sincerely,

FIFTH THIRD BANK, an Ohio
banking corporation

By:	/s/ Philip Renwick
Name:	Philip Renwick
Title:	Vice President

Accepted and agreed to this

____ day of April, 2013

MULTIBAND CORPORATION

By:
Name:
Title: